RETIREMENT AND POSTRETIREMENT BENEFITS	6 Months Ended
Jun. 30, 2013
RETIREMENT AND POSTRETIREMENT BENEFITS
RETIREMENT AND POSTRETIREMENT BENEFITS

13.       RETIREMENT AND POSTRETIREMENT BENEFITS

The Company has three registered pension plans which provide either defined benefit or defined contribution pension benefits, or both, to employees of the Company. The Liquids Pipelines and Gas Distribution pension plans provide Company funded defined benefit pension and/or defined contribution benefits to Canadian employees of Enbridge. The Enbridge United States pension plan provides Company funded defined benefit pension benefits for United States based employees. The Company has four supplemental pension plans which provide pension benefits in excess of the basic plans for certain employees. The Company also provides OPEB, which primarily include supplemental health and dental, health spending account and life insurance coverage, for qualifying retired employees.

NET BENEFIT COSTS RECOGNIZED

	Three months ended June 30,		Six months ended June 30,
	2013	2012	2013	2012
(millions of Canadian dollars)
Benefits earned during the period	29	25	57	48
Interest cost on projected benefit obligations	21	20	43	41
Expected return on plan assets	(26)	(24)	(52)	(48)
Amortization of prior service costs	-	-	1	-
Amortization of actuarial loss	13	6	26	12
Net benefit costs on an accrual basis[1,2]	37	27	75	53

1            Included in net benefit costs for the three and six months ended June 30, 2013 are costs related to OPEB of $5 million and $9 million (2012 - $5 million and $9 million).

2            For the three and six months ended June 30, 2013, offsetting regulatory assets of $1 million and $2 million (2012 - $5 million and $10 million) have been recorded to the extent pension and OPEB costs are expected to be collected from customers in future rates.